Exhibit 10.14

Execution Version

FIRST AMENDMENT AND CONSENT

TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT
dated as of
November 17, 2021
among
GENESIS ENERGY, L.P.,
as the Borrower,
The Lenders Party Hereto,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Issuing Bank,
and
BANK OF AMERICA, N.A.,
as Syndication Agent

FIRST AMENDMENT AND CONSENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT AND CONSENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 17, 2021 (this “First Amendment”), is by and among GENESIS ENERGY, L.P., a Delaware limited partnership (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.
RECITALS
A.    The Borrower, the Lenders party thereto, the Administrative Agent and the other agents and Issuing Banks referred to therein are parties to that certain Fifth Amended and Restated Credit Agreement, dated as of April 8, 2021 (the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Committed Amounts (subject to the terms and conditions thereof) to the Borrower; and
B.     The Borrower wishes, and the Lenders signatory hereto and the Administrative Agent are willing, to amend the Credit Agreement as more fully described herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this First Amendment refer to articles, schedules, exhibits and sections of the First Amendment.
SECTION 2.    Amendments to Credit Agreement. As of the First Amendment Effective Date (as defined below), the Credit Agreement is amended as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in their proper alphabetical order:
“CHOPS” means Cameron Highway Oil Pipeline Company, LLC, a Delaware limited liability company governed by that certain Amended and Restated Limited Liability Company Agreement of Cameron Highway Oil Pipeline Company, LLC, dated as of November 17, 2021, as amended, restated or otherwise modified from time to time to the extent permitted hereby.
“First Amendment Effective Date” means the “First Amendment Effective Date” as defined in that certain First Amendment and Consent to Fifth Amended and Restated Credit Agreement, dated as of November 17, 2021, among the Borrower, the Administrative Agent and the Lenders party thereto.
(b)    The definition of “Consolidated Total Funded Debt” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety clause (d) as follows:
“(d) cash and Permitted Investments of the Borrower and its Restricted Subsidiaries on such date so long as no Loans are outstanding on such date, however if any Loans are outstanding on such date, in an aggregate amount not to exceed $25,000,000, in each case only to the extent that the same (i) is not being held as cash collateral (other than as Collateral pursuant to the Security Documents), (ii) does not constitute escrowed funds for any purpose, (iii) does not represent a minimum balance requirement and (iv) is not subject to other restrictions on withdrawal.”
(c)    The definition of “Joint Venture” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Joint Venture” means (a) any Person (i) that is not a Subsidiary, and (ii) of which the Borrower, together with its subsidiaries, is, directly or indirectly, the beneficial owner of 5% or more of any class of Equity Interests, (b) an Unrestricted Subsidiary formed with the express intention of establishing a joint venture; provided that if an entity formed pursuant to this clause (b) still constitutes a Subsidiary thirty days after formation, it shall no longer constitute a Joint Venture, (c) Poseidon, until such time as Poseidon constitutes a Subsidiary, (d) Independence Hub, until such time as Independence Hub constitutes a Subsidiary, or (e) CHOPS, until such time as CHOPS constitutes a Subsidiary (other than constituting a Subsidiary solely with respect to Section 3.22).
(d)    The definition of “Permitted Joint Venture” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety clause (b) as follows:
“(b) to the extent constituting a Joint Venture, Independence Hub, Poseidon and CHOPS.”
(e)    The definition of “Restricted Joint Venture” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety clause (a) as follows:
“(a) each of Odyssey Pipeline L.L.C., T&P Syngas Supply Company, Nautilus Pipeline Company, L.L.C., Manta Ray Offshore Gathering Company, L.L.C., Neptune Pipeline Company, L.L.C., Atlantis Offshore, LLC, Independence Hub, Poseidon, and CHOPS (provided that, on and after the First Amendment Effective Date, CHOPS shall satisfy the requirements in sub-clauses (A)-(D) of clause (ii) of this definition (without giving effect to clause (iii) of Section 5.10(c) where Section 5.10 is referenced in sub-clause (A))) and”
(f)     The definition of “Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Subsidiary” means any subsidiary of the Borrower; provided, that neither Independence Hub nor Poseidon nor CHOPS shall constitute a “Subsidiary” until such time as all of the Equity Interests therein (other than director’s qualifying shares, as may be required by law) are owned by the Borrower, either directly or indirectly through one or more Wholly Owned Subsidiaries; provided, further, that (a) CHOPS shall always constitute a “Subsidiary” solely with respect to Section 3.22 and (b) if at any time after the First Amendment Effective Date, CHOPS shall become a Wholly Owned Subsidiary, then CHOPS shall constitute a “Restricted Subsidiary” hereunder.
(g)    The Credit Agreement is hereby amended by adding the following new Section 6.22:
“CHOPS. At any time CHOPS is a Joint Venture hereunder, the Borrower will not permit CHOPS to fail to comply with the requirements of sub-clauses (A)-(D) of clause (ii) of the definition of “Restricted Joint Venture” herein (without giving effect to clause (ii) of Section 5.10(c) where Section 5.10 is referenced in sub-clause (A)).”
SECTION 3.    Consent, Release and Waiver.

The Required Lenders and the Administrative Agent, at the direction of the Required Lenders, hereby (a) consent to (i) the sale a portion of the equity interests held by GEL CHOPS I, L.P., GEL CHOPS II, L.P. or Cameron Highway Pipeline I, L.P. in Cameron Highway Oil Pipeline Company, LLC (“CHOPS”) pursuant to and in accordance with that certain Purchase and Sale Agreement, dated as of November 17, 2021, by and among CHOPS, Cameron Highway Pipeline I, L.P., Riviera Gulf Holdings, LLC, Manta Ray Gathering Company, L.L.C. and Flextrend Development Company, L.L.C. (the “CHOPS Sale” and such equity interests, the “Specified Equity Interests”) and (ii) the contribution of the Garden Banks 72 platform in the Gulf of Mexico (the “Specified Assets”) by Flextrend Development Company, L.L.C. and its affiliates to CHOPS in accordance with such Purchase and Sale Agreement (the “Specified Assets Contribution” and, together with the CHOPS Sale, the “CHOPS Transactions”), (b) release any Lien granted to the Administrative Agent by CHOPS, and the Required Lenders hereby approve, authorize and ratify such release, (c) release CHOPS from its obligations under the Security Documents, and the Required Lenders hereby approve, authorize and ratify such release, (d) release the Specified Equity Interests from any Lien granted to the Administrative Agent, (e) release the Specified Assets from the Liens granted to the Administrative Agent to secure the Secured Obligations, and the Required Lenders hereby approve, authorize and ratify such release, and (f) waive the provisions of Article VI and any other applicable provision of the Credit Agreement or any applicable provision of any other Loan Document to the extent (but solely to the extent) the same would prohibit, restrict, or otherwise constitute a Default or Event of Default upon entering into or consummating either of the CHOPS Transactions; provided that, for the avoidance of doubt, nothing herein shall be construed to be a consent to, or waiver under the Credit Agreement in respect of, any other transaction, other than those transactions as described in clause (a) above; provided further that the Administrative Agent shall deliver such instruments evidencing the releases set forth in clauses (b), (c), (d) and (e) as Borrower shall reasonably request, at Borrowers sole cost and expense.
The parties hereto hereby agree that the Net Cash Proceeds of the CHOPS Transactions shall be applied: (1) first, to prepay the Term Loans in full and (2) second, to prepay any outstanding Revolving Loans; provided that there shall be no reduction in the Committed Revolving Amount as a result.
SECTION 4.    Material Project EBITDA Adjustments.
The parties hereto hereby agree to the Material Project EBITDA Adjustments and related provisions and agreements set forth in Schedule A attached hereto, and the entirety of Schedule A attached hereto is hereby incorporated herein and made a part hereof.
SECTION 5.    Conditions to Effectiveness. This First Amendment shall not become effective until the date (the “First Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):
(a)    The Administrative Agent shall have received from the Required Lenders, a majority of the Designated Arrangers and the Borrower executed counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment.
(b)    The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

(c)    After giving effect to the First Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Borrower shall be in compliance on a Pro Forma Basis with Section 6.14 of the Credit Agreement.
(d)     The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.
(e)    (i) the CHOPS Sale shall have occurred or shall occur substantially concurrently herewith, (ii) CHOPS shall satisfy the requirements in clause (ii) of the definition of “Restricted Joint Venture” in the Credit Agreement and (iii) the Net Cash Proceeds of the CHOPS Sale shall be in an amount equal to or greater than the amount required to prepay the Term Loans in full.
    The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.
    If the First Amendment Effective Date does not occur by November 22, 2021, this First Amendment shall be null and void.
SECTION 6.    Miscellaneous.
(a)    Confirmation. The provisions of the Loan Documents, as amended by this First Amendment, shall remain in full force and effect in accordance with their terms as amended hereby following the effectiveness of this First Amendment. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.
(b)    Ratification and Affirmation; Representations and Warranties. Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations hereunder or thereunder. The Borrower hereby (i) acknowledges, renews and extends its continued liability under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein, (ii) confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations and the Liens granted by it under the Security Documents to which it is a party, (iii) confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended and supplemented hereby without impairing any such obligations or Liens in any respect and (iv) represents and warrants to the Lenders that: (A) as of the date hereof, after giving effect to the terms of this First Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects as of such specified earlier date); and (B) as of the date hereof, after giving effect to this First Amendment, no Default has occurred and is continuing.
(c)    Loan Document. This First Amendment and each agreement, instrument, certificate or document executed by the Borrower or any other Borrower Party or any of its or their respective officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.
(d)    Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
(e)    NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
(f)    GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(g)    THE PROVISIONS OF SECTION 9.09(B) AND (C) AND SECTION 9.10 OF THE CREDIT AGREEMENT SHALL APPLY, MUTATIS MUTANDIS, TO THIS FIRST AMENDMENT.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

GENESIS ENERGY, L.P.,
By: GENESIS ENERGY, LLC, its general partner
By:     /s/ Robert V. Deere

Name: Robert V. Deere
Title: Chief Financial Officer

[Signature Page – First Amendment to Fifth Amended and
Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender By: /s/ Andrew Ostrov Name: Andrew Ostrov Title: Director

[Signature Page – First Amendment to Fifth Amended and
Restated Credit Agreement]

BANK OF AMERICA, N.A., as Issuing Bank and a Lender

By: /s/ Pace Doherty
Name: Pace Doherty
Title: Vice President

[Signature Page – First Amendment to Fifth Amended and
Restated Credit Agreement]

BOFA SECURITIES, INC., as Joint Lead Arranger

By: /s/ Brian Fox
Name: Brian Fox
Title: Managing Director

[Signature Page -- Sixth Amendment to Fourth Amended and
Restated Credit Agreement]

ROYAL BANK OF CANADA, as Joint Lead Arranger and a Lender

By: /s/ Michael Sharp
Name: Michael Sharp
Title: Authorized Signatory

[Signature Page -- Sixth Amendment to Fourth Amended and
Restated Credit Agreement]

BNP PARIBAS, as a Lender

By: /s/ Joseph Onischuk
Name: Joseph Onischuk
Title: Managing Director

By: /s/ Nicolas Anberree
Name: Nicolas Anberree
Title: Director

[Signature Page -- Sixth Amendment to Fourth Amended and
Restated Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Cristopher Kuna
Name: Christopher Kuna
Title: Senior Director

[Signature Page -- Sixth Amendment to Fourth Amended and
Restated Credit Agreement]

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By: /s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

[Signature Page -- Sixth Amendment to Fourth Amended and
Restated Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: /s/ Jane Pedreira
Name: Jane Pedrieira
Title: Director

[Signature Page -- Sixth Amendment to Fourth Amended and
Restated Credit Agreement]

REGIONS BANK, as a Lender

By: /s/ David Valentine
Name: David Valentine
Title: Managing Director

[Signature Page -- Sixth Amendment to Fourth Amended and
Restated Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Jonathan Lee
Name: Jonathan Lee
Title: Managing Director

[Signature Page -- Sixth Amendment to Fourth Amended and
Restated Credit Agreement]

CITIBANK, N.A., as a Lender

By: /s/ Todd Mogil
Name: Todd Mogil
Title: Vice President

[Signature Page -- Sixth Amendment to Fourth Amended and
Restated Credit Agreement]

CADENCE BANK, as a Lender

By: /s/ Scott Oswald
Name: Scott Oswald
Title: Assistant Vice President

[Signature Page -- Sixth Amendment to Fourth Amended and
Restated Credit Agreement]

TRUSTMARK NATIONAL BANK, as a Lender

By: /s/ Michael Londono
Name: Michael Londono
Title: First Vice President

[Signature Page -- Sixth Amendment to Fourth Amended and
Restated Credit Agreement]

COMERICA BANK, as a Lender

By: /s/ William Goodrich
Name: William Goodrich
Title: Portfolio Manager

[Signature Page -- Sixth Amendment to Fourth Amended and
Restated Credit Agreement]

Schedule A

Material Project EBITDA Adjustments

For the purpose of this Schedule A, the “Material Project” shall mean the “SYNC/GB 72 Project” disclosed to the Administrative Agent, the Arrangers and the Lenders by the Borrower prior to the date hereof.
The Borrower has notified the Administrative Agent, the Arrangers and the Lenders that (a) the Borrower desires to include a Material Project EBITDA Adjustment attributable to the Material Project in the calculation of Adjusted Consolidated EBITDA for the Test Period ended September 30, 2021 and for each Test Period thereafter through and including the Test Period during which the Commercial Operation Date for the Material Project occurs (collectively, the “Applicable Test Periods”), (b) the Scheduled Commercial Operation Date for the Material Project is June 1, 2025, (c) the projected Consolidated EBITDA attributable to the Material Project for the first full 12-month period following the Scheduled Commercial Operation Date of the Material Project is $93,000,000 (the “Projected Consolidated EBITDA”), and (d) the Borrower requests that such Material Project EBITDA Adjustments for the Material Project for each Applicable Test Period be calculated in accordance with the Credit Agreement.
The Administrative Agent hereby notifies the Borrower that the Required Lenders and a majority of the Designated Arrangers have approved the Projected Consolidated EBITDA set forth above in this Schedule A and the calculation of the Material Project EBITDA Adjustments as described above in this Schedule A and agree to a shorter notice period than 30 days and that notice, together with the required written pro forma projections, has been given in accordance with clause (i)(A) of the final paragraph under the definition of “Adjusted Consolidated EBITDA” in the Credit Agreement. By executing this First Amendment, the Borrower acknowledges and agrees that (i) all Material Project EBITDA Adjustments for the Material Project will be calculated in accordance with the Credit Agreement, (ii) the Borrower will promptly notify the Administrative Agent and the Arrangers if there are any changes to the Projected Consolidated EBITDA and any such change shall result in the need for a new approval of the Projected Consolidated EBITDA by a majority of the Designated Arrangers, and (iii) by the last day of each Applicable Test Period, the Borrower will notify the Administrative Agent, the Arrangers and the Lenders of the completion percentage of the Material Project as of the last day of such Applicable Test Period.
The parties hereto agree that the “332 Export Capacity Expansion Project” disclosed to the Administrative Agent and the Arrangers by the Borrower prior to the date hereof shall remain a Material Project despite CHOPS constituting a Joint Venture instead of a Restricted Subsidiary.
[Schedule A – First Amendment to Fifth Amended and
Restated Credit Agreement]